Abacus FCF Small Cap Leaders ETF
Schedule of Investments
April 30, 2025 (Unaudited)

COMMON STOCKS - 98.6%	Shares	Value
Communications - 4.3%
Grindr, Inc. (a)	1,157	$25,419
Yelp, Inc. (a)	629	22,066
		47,485

Consumer Discretionary - 10.5%
Buckle, Inc.	206	7,161
Cavco Industries, Inc. (a)	27	13,334
ePlus, Inc. (a)	168	10,477
GMS, Inc. (a)	36	2,637
Kontoor Brands, Inc.	300	18,045
LCI Industries	205	15,801
Liquidity Services, Inc. (a)	472	15,000
Monarch Casino & Resort, Inc.	69	5,395
PC Connection, Inc.	158	9,802
ScanSource, Inc. (a)	576	19,002
		116,654

Consumer Staples - 2.9%
Hims & Hers Health, Inc. (a)	229	7,580
Seneca Foods Corp. - Class A (a)	192	17,220
WK Kellogg Co. (b)	415	7,441
		32,241

Energy - 2.0%
DNOW, Inc. (a)	1,426	22,631

Financials - 19.0%
Acadian Asset Management, Inc.	638	17,188
AMERISAFE, Inc.	244	11,344
Artisan Partners Asset Management, Inc. - Class A	771	28,512
Diamond Hill Investment Group, Inc.	140	17,637
Enova International, Inc. (a)	556	51,035
EVERTEC, Inc.	374	12,693
Hamilton Lane, Inc. - Class A	143	22,092
PJT Partners, Inc. - Class A	231	32,735
Remitly Global, Inc. (a)	783	15,832
World Acceptance Corp. (a)	22	2,841
		211,909

Health Care - 14.5%
Catalyst Pharmaceuticals, Inc. (a)	623	15,133
Collegium Pharmaceutical, Inc. (a)	371	10,015
Corcept Therapeutics, Inc. (a)	1,194	85,825
CorVel Corp. (a)	123	13,377
Halozyme Therapeutics, Inc. (a)	394	24,199
Harmony Biosciences Holdings, Inc. (a)	180	5,305
Innoviva, Inc. (a)	159	2,972
Progyny, Inc. (a)	219	5,002
		161,828

Industrials - 18.6%
Badger Meter, Inc.	153	33,785
Comfort Systems USA, Inc.	82	32,599
Exponent, Inc.	315	24,784
Franklin Electric Co., Inc.	200	16,992
Hackett Group, Inc.	1,013	25,872
Huron Consulting Group, Inc. (a)	101	13,614
Kforce, Inc.	541	20,666
MRC Global, Inc. (a)	1,932	22,508
Mueller Industries, Inc.	216	15,889
		206,709

Materials - 6.1%
Core Natural Resources, Inc.	133	9,604
Sylvamo Corp.	471	28,081
WD-40 Co.	133	30,372
		68,057

Technology - 20.7%
A10 Networks, Inc.	653	10,761
Adeia, Inc.	1,192	14,674
Arlo Technologies, Inc. (a)	436	4,286
AvePoint, Inc. (a)	1,442	23,577
Box, Inc. - Class A (a)(b)	970	30,283
CommVault Systems, Inc. (a)	265	44,289
Insight Enterprises, Inc. (a)	164	22,678
Progress Software Corp.	513	30,760
Qualys, Inc. (a)	205	25,771
Tenable Holdings, Inc. (a)	785	23,997
		231,076
TOTAL COMMON STOCKS (Cost $991,691)		1,098,590

SHORT-TERM INVESTMENTS - 3.3%		Value
Investments Purchased with Proceeds from Securities Lending - 3.3%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.47% (c)	36,893	36,893
TOTAL SHORT-TERM INVESTMENTS (Cost $36,893)		36,893

TOTAL INVESTMENTS - 101.9% (Cost $1,028,584)		1,135,483
Money Market Deposit Account - 1.4% (d)		15,921
Liabilities in Excess of Other Assets - (3.3)%		(37,188)
TOTAL NET ASSETS - 100.0%		$1,114,216
two		–%
Percentages are stated as a percent of net assets.		–%

LLC - Limited Liability Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of April 30, 2025. The fair value of these securities was $35,818 which represented 3.2% of net assets.
(c)	The rate shown represents the 7-day annualized effective yield as of April 30, 2025.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of April 30, 2025 was 4.20%.

For fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund Management.  This definition does not apply for all purposes of this report, which may combine classifications for reporting ease.

Summary of Fair Value Disclosure as of April 30, 2025 (Unaudited)

Abacus FCF Small Cap Leaders ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of April 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$1,098,590	$–	$–	$1,098,590
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	36,893
Total Investments	$1,098,590	$–	$–	$1,135,483

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $36,893 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.